UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 4, 2007


                           SHORE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


          Virginia                     000-23847                54-1873994
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       File Number)          Identification No.)


                               25020 Shore Parkway
                              Onley, Virginia 23418
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (757) 787-1335

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
 Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
 Act




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Item 8.01    Other Events

         Shore Bank (the "Bank"), wholly-owned subsidiary of Shore Financial Corporation (the "Company"), has decided to raze its branch on South Salisbury Boulevard in Salisbury, Maryland and build a new full-service banking facility on that location. As a result, the Company will incur a $100,000 after-tax charge to earnings during the June 2007 quarter related to the disposal of the existing facility. The Bank is currently leasing a temporary location nearby to accommodate its customers during construction of the new banking facility.

                                                              SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              SHORE FINANCIAL CORPORATION


                              By:      /s/  Steven M. Belote
                              -------------------------------------------------
                                       Steven M. Belote
                                       Senior Vice President and
                                       Chief Financial Officer



June 6, 2007